Filed Pursuant to Rule 497
Registration No. 333-196520

PROSPECTUS SUPPLEMENT NO. 7 NOVEMBER 19, 2015
GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
SUPPLEMENT NO. 7 DATED NOVEMBER 19, 2015
TO THE PROSPECTUS DATED JANUARY 20, 2015
This document supplements, and should be read in conjunction with, the prospectus of Griffin-Benefit Street Partners BDC Corp. dated January 20, 2015, Supplement No. 1 dated March 30, 2015, Supplement No. 2 dated April 6, 2015, Supplement No. 3 dated May 21, 2015, Supplement No. 4 dated June 26, 2015, Supplement No. 5 dated August 19, 2015, and Supplement No. 6 dated October 7, 2015. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the prospectus.
This supplement includes the following information:

•	status of our offering;

•	November and December 2015 distribution declarations;

•	an amendment and restatement of the Distribution and Reinvestment Plan;

•	updated "Management" section of our prospectus;

•	updated "Stock Ownership" section of our prospectus;

•
updated "Management's Discussion and Analysis of Financial Condition and Results of Operations" section of our prospectus to include information for the three and nine months ended September 30, 2015; and

•	unaudited consolidated financial statements as of and for the three and nine months ended September 30, 2015.
Status of Our Offering
We commenced the initial public offering of shares of our common stock on January 20, 2015. On May 1, 2015, we reached the minimum offering amount of $2.5 million in connection with our current public offering of $1.5 billion in sales of shares, and commenced operations.
As of November 13, 2015, we had received gross offering proceeds of approximately $18.7 million from the sale of 1,901,305 shares in our initial public offering, including proceeds raised and shares issued under our distribution reinvestment plan. As of November 13, 2015, approximately $1.48 billion in shares of common stock remained available for sale to the public under our initial public offering, including shares available under our distribution reinvestment plan.
Declaration of November and December 2015 Distributions
On October 27, 2015, our board of directors declared a distribution rate for the month of November of $0.002055 per day per share on the outstanding shares of common stock, representing an annualized distribution rate of 7.5% based on a share price of $10.00, payable to stockholders of record of such shares as shown on our books on each day commencing on November 1, 2015 and continuing through November 30, 2015.

On November 11, 2015, our board of directors declared a distribution rate for the month of December of $0.002055 per day per share on the outstanding shares of common stock, representing an annualized distribution rate of 7.5% based on a share price of $10.00, payable to stockholders of record of such shares as shown on our books on each day commencing on December 1, 2015 and continuing through December 31, 2015.

Amendment and Restatement of the Distribution Reinvestment Plan

Effective November 26, 2015, our distribution reinvestment plan ("DRP") was amended and restated such that the purchase price for shares of common stock pursuant to the DRP shall be 90% of the price that common stock is sold in the offering at the weekly closing immediately following the distribution payment date. A copy of our amended and restated DRP is attached as Appendix A hereto.

The third paragraph in the "Distribution Reinvestment Plan" section on page 130 of our prospectus is hereby removed and replaced with the following:

We have adopted an “opt in” distribution reinvestment plan pursuant to which you may elect to have the full amount of your cash distributions reinvested in additional common stock, which may be all or a portion of your distributions. This means that any investor who purchases shares of our common stock in this offering may elect to participate in our distribution reinvestment plan by making a written election to participate in such plan on his or her subscription agreement at the time he or she subscribes for shares. Any distributions of our common stock pursuant to our distribution reinvestment plan are dependent on the continued registration of our securities or the availability of an exemption from registration in the recipient’s home state. Participants in our distribution reinvestment plan are free to participate in or terminate participation in the distribution plan by providing written notice to the reinvestment agent so that such notice is received by the reinvestment agent no later than the record date fixed by the board of directors for the applicable distribution. A participant may terminate its participation in the distribution plan by providing written notice to the reinvestment agent so that such notice is received at least two days prior to any distribution record date. If such notice of termination is received by the reinvestment agent at least two days prior to any distribution record date, it will be effective immediately; otherwise, such termination will be effective only with respect to any subsequent distribution. If you do not elect to participate in the plan you will automatically receive any distributions we declare in cash. For example, if our board of directors authorizes, and we declare, a cash distribution and you have “opted in” to our distribution reinvestment plan, then you will have your cash distributions reinvested in additional common stock rather than receiving the cash distributions. In such case, your reinvested distributions will purchase common stock at a price equal to 90% of the price that common stock is sold in the offering at the weekly closing immediately following the distribution payment date. For example, if the purchase price is $10.00, then the price is 90% of $10.00, or $9.00 per share with proceeds of $9.00 to us. Stockholders reinvesting distributions may purchase shares of our common stock at a price above or below our then current net asset value per share and shareholders may experience dilution. In the event that this offering is suspended or terminated, then the reinvestment purchase price will be the net asset value per share. Common stock issued pursuant to our distribution reinvestment plan will have the same voting rights as common stock offered pursuant to this prospectus.
All references within our prospectus related to the purchase price for shares of common stock pursuant to the DRP of 95% of the price that common stock is sold in the offering are replaced with 90%.

Update to "Management - Officers"
Effective November 11, 2015, Umar Ehtisham resigned as our Chief Compliance Officer and John J. Canning was appointed to serve in such position.
The table containing information about our Executive Officers in the "Management - Executive Officers" section beginning on page 103 of our prospectus is hereby removed and replaced with the following:

Name	Age	Position(s)
David C. Rupert	58	Chief Executive Officer
Kevin A. Shields	57	Director and President
Joseph E. Miller	52	Chief Financial Officer and Treasurer
John J. Canning	45	Chief Compliance Officer
Randy I. Anderson	47	Executive Vice President
Howard S. Hirsch	49	Vice President and Secretary
The biographical information for Umar Ehtisham beginning on page 104 of our prospectus is hereby removed and replaced with the following:
John J. Canning, Chief Compliance Officer. Mr. Canning has been our Chief Compliance Officer since November 2015. Mr. Canning also serves as Chief Compliance Officer of GIREX, a position he has held since September 2015. In addition, Mr. Canning is a senior manging director at Cipperman Compliance Services, LLC ("CCS") where he focuses on compliance, audit and operations issues with an emphasis on investment companies and investment advisers registered under the 1940 Act and Advisers Act, respectively. Prior to joining CCS, from 2008 to 2011, Mr. Canning worked at Nationwide Funds Group, a mutual fund business of Nationwide Financial Services Inc., where he was responsible for managing fund operations and administration. In addition, Mr. Canning served in various other positions, including: principal director of fund administration for BHR Fund Advisors, LP from 2006 to 2008; principal, vice president, and managing director of fund administration for Constellation Investment Management Company, L.P. from 2004 to 2006; CCO for Constellation Funds Group from 2004 to 2005; principal and assistant director of fund administration for Turner Investment Partners, Inc. from 2000 to 2004; and account and portfolio operations and management positions for SEI Investments Company from 1993 to 2000.
All references within our prospectus relating to Umar Ehtisham as our Chief Compliance Officer are hereby removed and revised to reference John J. Canning as our Chief Compliance Officer.
Update to "Stock Ownership"
The table on page 128 of the prospectus is hereby updated as follows:
After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act. However, prior to the completion of this offering, Griffin Capital may be deemed to control us. The following table sets forth, as of October 23, 2015, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and each executive officer; and

•	all of our directors and executive officers as a group.
Percentage of beneficial ownership is based on 1,575,767 shares of common stock outstanding as of October 23, 2015.

Common Stock Beneficially Owned(2)
Name	Number of Shares	Percentage of Outstanding Shares
Beneficial Owners of More Than 5%:(1)
Benefit Street Partners L.L.C.	154,473	9.94%
Griffin Capital Vertical Partners, L.P.	143,362	9.23%
Directors and Executive Officers:(1)
Interested Directors
Kevin A. Shields(3)	154,473	9.94%
Richard J. Byrne	—	—
Independent Directors
M. Brent Stevens	—	—
Buford Ortale	—	—
Dennis Schaney	—	—
Executive Officers
David C. Rupert	—	—
Joseph E. Miller	—	—
Randy I. Anderson	—	—
John J. Canning	—	—
Howard S. Hirsch	—	—
All directors and officers as a group (12 persons)	154,473	9.94%

(1)	The address of each beneficial owner is c/o Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, California 90245.

(2)
Beneficial ownership is determined in accordance with SEC rules and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group that may be exercised within 60 days following October 23, 2015. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3)
Includes shares owned by Griffin Capital BDC Advisor, LLC and Griffin Capital Vertical Partners, L.P., for which Kevin A. Shields has beneficial ownership. Mr. Anderson owns 5% of Griffin Capital BDC Advisor, LLC.

Updated "Management's Discussion and Analysis of Financial Condition and Results of Operations"
The following discussion and analysis should be read in conjunction with our accompanying unaudited consolidated financial statements and the notes thereto as of and for the three and nine months ended September 30, 2015 contained in this supplement, as well as the "Management's Discussion and Analysis of Financial Condition and Results of Operations" for the year ended December 31, 2014 and our audited consolidated financial statements and notes thereto for the year ended December 31, 2014, which were included in Supplement No. 2 to our prospectus. Except as otherwise specified, references to “we,” “us,” “our” or the “Company”, refer to Griffin-Benefit Street Partners BDC Corp.
Overview
We are a recently organized, externally managed, non-diversified closed-end management investment company. We are managed by GBA, an affiliate of Griffin Capital. GBA is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

We and GBA oversee the management of our activities and are responsible for making investment decisions for our portfolio. We and GBA have engaged Benefit Street, which is a registered investment adviser under the Advisers Act and an affiliate of Providence, to act as our Sub-Adviser. Benefit Street will assist GBA with the management of our activities and operations. All of our investment decisions will be the sole responsibility of, and will be made at the sole discretion of, GBA, subject to ultimate oversight by our board of directors. We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code for the taxable year ending December 31, 2015.

Our investment objective is to generate both current income and capital appreciation. We seek to achieve our investment objective by investing in secured debt (including senior secured, unitranche and second lien debt) and unsecured debt (including senior unsecured and subordinated debt), as well as equity and equity related securities issued by private U.S. companies primarily in the middle market or public U.S. companies with market equity capitalization of less than $250 million. We intend to generally focus our investment activities on companies that our Adviser believes have leading market positions, significant asset or franchise values, strong free cash flow, experienced senior management teams and high-quality sponsors (if the company is externally sponsored). As we work to build and grow our portfolio, we may also make investments in syndicated debt opportunities.

We primarily invest in private U.S. companies primarily in the middle market with EBITDA of approximately $5 million to $100 million. However, on occasion, we may invest in larger companies if an attractive opportunity presents itself, especially when there are dislocations in the capital markets, including the high yield and large syndicated loan markets. We expect that our investments will generally range between $5 million and $50 million, although the size of our investments may increase as our business grows. We will maintain a strong focus on credit quality, including a high level of investment discipline and selectivity. We believe that investing in the debt of private companies generally provides a more attractive relative value proposition than investing in broadly syndicated debt due to the conservative capital structures and superior default and loss characteristics typically associated with these companies. Because private companies have limited access to capital providers, debt investments in such companies typically carry above market interest rates and include better-than-market terms. As a result, we believe investments in private companies result in attractive risk-adjusted returns.
As a BDC, we are required to comply with certain regulatory requirements. For instance, we have to invest at least 70.0% of our total assets in "qualifying assets," including securities of private or thinly traded public U.S. companies and cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. In addition, we may from time to time invest up to 30.0% of our assets opportunistically in other types of investments, including the securities of larger public companies and foreign securities.
As a BDC, we are subject to certain regulatory restrictions in negotiating certain investments with certain entities under the 1940 Act, such as GBA, Benefit Street and their respective affiliates, unless we obtain an exemptive order from the SEC. In an order dated June 23, 2015, the SEC granted exemptive relief permitting us, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of the Benefit Street.  Among other things, the relief requires that our independent directors review and approve each initial co-investment. We believe this relief has and may continue to enhance our ability to further our investment objectives and strategy.  We further believe this relief may also increase favorable investment opportunities for us, in part, by allowing us to participate in larger investments, together with Benefit Street’s co-investment affiliates, than would be available to us if we had not obtained such relief.
We conducted a private placement of shares of our common stock to GBA and Benefit Street (the "Private Placement"). Shares purchased in the Private Placement were issued at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. On July 25, 2014 and July 28, 2014, pursuant to the Private Placement, GBA and Benefit Street, respectively, each contributed $100,000 to purchase 11,111 shares of our common stock at $9.00 per share, for an aggregate of $200,000 and 22,222 shares. Neither GBA nor Benefit Street will tender these shares for repurchase as long as it remains the investment adviser or investment sub-adviser, respectively. We are offering on a continuous basis up to $1.5 billion in shares of common stock at an initial offering price of $10.00 per share (the "Offering"); however, to the extent that the net asset value increases, we will sell our shares at a price necessary to ensure that shares are not sold at a price per share, after deducting selling commissions and dealer manager fees, that is below its net asset value per share. In the event of a material decline in net asset value per share, which we consider to be a 2.5% decrease below its then-current net offering price, we will reduce the offering price in order to establish a new net offering price that is not more than 2.5% above its net asset value per share. On May 1, 2015, we raised the minimum offering proceeds of $2.5 million and commenced operations.
Emerging Growth Company
We are an "emerging growth company" under the federal securities laws and will be subject to reduced public company reporting requirements. Specifically, under the JOBS Act, emerging growth companies are not required to (1) provide an auditor's attestation report on management's assessment of the effectiveness of internal control over financial reporting, pursuant to Section 404 of the Sarbanes-Oxley Act, (2) comply with new requirements adopted by the Public Company Accounting Oversight Board, or the PCAOB, which require mandatory audit firm rotation or a supplement to the auditor's report in which the auditor must provide additional information about the audit and the issuer's financial statements, (3) comply with new audit rules adopted by the PCAOB after April 5, 2012 (unless the SEC determines otherwise), (4) provide certain disclosures relating to executive compensation generally required for larger public companies or (5) hold stockholder advisory votes on executive compensation. In addition, Section 107 of the JOBS Act also provides that an "emerging growth company" can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an "emerging growth company" can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. However, pursuant to Section 107 of the JOBS Act, we are choosing to "opt out" of such extended transition period, and as a result, we will comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for non-emerging growth companies. Our decision to opt out of the extended transition period for complying with new or revised accounting standards is irrevocable.

Portfolio and Investment Activity

During the three months ended September 30, 2015, we made approximately $5.0 million of investments in portfolio companies and had approximately $38,000 of exits and repayments, resulting in net investments of approximately $5.0 million for the period. During the period ended September 30, 2015, we made approximately $7.7 million of investments in portfolio companies and had approximately $41,000 of exits and repayments, resulting in net investments of approximately $7.6 million for the period. See Note 3, Investments, to the unaudited financial statements.
Our portfolio composition, based on fair value at September 30, 2015, was as follows:

	Percentage of Total Portfolio	Weighted Average Current Yield for Total Portfolio (1)
Senior Secured Loans - First Lien	35.4%	6.9%
Senior Secured Loans - Second Lien	24.4	9.1
Senior Secured Bonds	18.1	8.5
Senior Unsecured Debt	22.1	10.0
Total	100.0%	8.4%
_________________
(1) Excludes the effect of the amortization or accretion of loan premiums or discounts.

The following table presents the fair value measurements at September 30, 2015:

Portfolio Company	Type of Asset	Fair Value	Fair Value Percentage of Total Portfolio
AccentCare, Inc.	Senior Secured Loans - Second Lien	$196,500	2.6%
Bahakel Communications, Ltd.	Senior Secured Loans - First Lien	229,558	3.1
Deep Gulf Energy II, LLC	Senior Secured Loans - First Lien	98,000	1.3
MyEyeDr	Senior Secured Loans - First Lien	195,000	2.6
MyEyeDr - Delayed Draw	Senior Secured Loans - First Lien	10,830	0.2
MyEyeDr - Revolver	Senior Secured Loans - First Lien	—	—
Plano Molding Company, LLC	Senior Secured Loans - First Lien	98,752	1.3
Total Level 3 investments		$828,640	11.1%
Total Level 2 investments		$6,644,026	88.9%
Total Investments		$7,472,666	100.0%
Results of Operations

Operating results for the three months and period ended September 30, 2015 were as follows:

	Three Months Ended September 30,	For the period from May 1, 2015 through September 30,
	2015	2015
Total investment income	$78,488	$95,811
Total expenses, net of reimbursement	—	—
Net investment income	$78,488	$95,811

Investment Income

We generate revenue primarily in the form of interest income and capital gains, if any, on the debt instruments in which we invest. We may also generate revenue from capital gains on direct equity investments we make, if any, or on warrants or other equity interests that we may acquire in portfolio companies. In some cases, the interest on our investments may accrue or be paid in the form of additional debt. The principal amount of the debt instruments and any accrued but unpaid interest will generally become due at the maturity date of such debt instruments. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance or consulting fees. Any such fees will be generated in connection with our investments and recognized as earned.

For the three months and period ended September 30, 2015, total investment income was $78,488 and $95,811, respectively, and was attributable to interest income from investments in portfolio companies. During the period ended September 30, 2015, the average portfolio fair value was approximately $5.0 million, with a 8.4% weighted average current yield. The portfolio fair value is calculated based on average investments at fair value using current and prior quarter investments at fair value.

Operating Expenses
The composition of our operating expenses for the three months and period ended September 30, 2015 were as follows:

	Three Months Ended September 30,	For the period from May 1, 2015 through September 30,
	2015	2015
Management fees	$25,358	$29,683
Organizational costs	804	368,732
General & administrative	47,434	72,968
Offering costs	382,759	612,093
Professional fees	98,900	200,148
Insurance expense	66,962	111,361
Directors fees	49,426	73,993
Total expenses before reimbursement	671,643	1,468,978
Expense reimbursement	(671,643)	(1,468,978)
Total expenses, net of reimbursement	$—	$—

Our primary operating expenses will include the payment of: (i) investment advisory fees, including base management fees and incentive fees, to the Adviser, pursuant to our Investment Advisory Agreement; (ii) our allocable portion of overhead and other expenses incurred by the Adviser and Sub-Adviser in performing their respective administrative obligations under the Investment Advisory Agreement and Investment Sub-Advisory Agreement, respectively; and (iii) other operating expenses as detailed below. Our investment advisory fees will compensate the Adviser for its work in identifying, evaluating, negotiating, closing, monitoring and servicing our investments, see Note 5, Related Party Transactions. GBA will be responsible for compensating Benefit Street for Benefit Street's services pursuant to the Investment Sub-Advisory Agreement. We will bear all other expenses of our operations and transactions, including (without limitation):

•	the cost of our organization and our Offering;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of our shares and other securities;

•	interest payable on debt, if any, to finance our investments;

•
fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, any stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors' fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;

•	direct costs and expenses of administration and sub-administration, including printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•
all other expenses incurred by GBA or us in connection with administering our business, including all expenses incurred by GBA or Benefit Street in performing their respective obligations under the Investment Advisory Agreement and Investment Sub-Advisory Agreement, respectively, and the reimbursement of the compensation of our chief financial officer and chief compliance officer and their respective staffs paid by GBA, to the extent they are not controlling persons of GBA or any of its affiliates, subject to the limitations included in the Investment Advisory Agreement and Administration Agreement, as applicable.

For the three months and period ended September 30, 2015, the Company incurred organization costs of approximately $1,000 and $369,000, respectively, and offering costs of approximately $383,000 and $612,000, respectively, as a result of raising the required minimum offering proceeds on May 1, 2015. These organization and offering costs included, among other items, the cost of legal services pertaining to our organization and incorporation of our business and incorporation fees as well as the legal fees and other costs pertaining to the preparation of our registration statement in connection with the Offering. Our management is not aware of any material trends or uncertainties, favorable or unfavorable, other than national economic conditions affecting our portfolio, the debt and equity of middle market companies, which may be reasonably anticipated to have a material impact on the capital resources and the revenue or income to be derived from the operation of our assets.

Net Realized Gain from Investments

For the three months and period ended September 30, 2015, we had $38,092 and $40,624, respectively, of principal repayments, resulting in realized gains of $41 and $48, respectively, for the three months and period ended September 30, 2015.

Net Change in Unrealized Depreciation on Investments

For the three months and period ended September 30, 2015, our investments had $123,147 and $136,904, respectively, of unrealized depreciation.

Changes in Net Assets from Operations

For the three months and period ended September 30, 2015, we recorded a net decrease in net assets resulting from operations of $44,618 and $41,045, respectively. Based on the weighted average shares of common stock outstanding for the three months and period ended September 30, 2015, our per share net decrease in net assets resulting from operations was $(0.06) and $(0.13), respectively.

Cash Flows for the Period Ended September 30, 2015

For the period ended September 30, 2015, net cash used in operating activities was approximately $7.2 million. The level of cash flows used in or provided by operating activities is affected by the timing of purchases, redemptions and sales of portfolio investments, among other factors. Cash flows used in operating activities for the period ended September 30, 2015 were primarily purchases of investments totaling approximately $7.7 million, offset mostly by unsettled trades of approximately $0.6 million.

Net cash provided by financing activities of approximately $10.5 million during the period ended September 30, 2015 primarily related to net proceeds from the issuance of common stock of approximately $10.5 million.
Expense Support and Conditional Reimbursement Agreement
Pursuant to the expense support and conditional reimbursement agreement, GBA has agreed to reimburse us for expenses in an amount that is sufficient to: (i) ensure that no portion of our distributions to stockholders will be paid from our offering proceeds or borrowings, and/or (ii) reduce our operating expenses until the Company has achieved economies of scale sufficient to ensure that we bear a reasonable level of expense in relation to the our investment income. Pursuant to the expense support and conditional reimbursement agreement, we will have a conditional obligation to reimburse GBA for any amounts funded by GBA under such agreement if, during any fiscal quarter occurring within three years of the date on which GBA funded such amount, the sum of our net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to us on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by us to stockholders. We or GBA may terminate the expense support and conditional reimbursement agreement at any time. GBA has indicated that it expects to continue such reimbursements until it deems that we have achieved economies of scale sufficient to ensure that we bear a reasonable level of expenses in relation to our income. If we terminate the Investment Advisory Agreement with GBA, we will be required to repay GBA all reimbursements funded by GBA within three years of the date of termination. The specific amount of expenses reimbursed by GBA, if any, will be determined at the end of each quarter. There can be no assurance that the expense support and conditional reimbursement agreement will remain in effect or that GBA will reimburse any portion of our expenses in future quarters. As of September 30, 2015, GBA had assumed $1,671,861 of the Company’s operating expenses and other liabilities pursuant to the expense support and conditional reimbursement agreement, which was offset against organizational and offering costs due to GBA. $1,468,978 of this amount is included on the statement of operations as an expense reimbursement, with the excess reflected as a deemed capital contribution on the statement of changes in net assets.
Administrative Services

Griffin Capital BDC Administrator provides us with general ledger accounting, fund accounting and investor relations and other administrative services pursuant to the Administration Agreement, under which Griffin Capital BDC Administrator furnishes administrative services necessary to conduct the day-to-day operations. Griffin Capital BDC Administrator will be reimbursed for administrative expenses it incurs on our behalf in performing its obligations. Such costs are reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We will not reimburse Griffin Capital BDC Administrator for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a person with a controlling interest in Griffin Capital BDC Administrator. Pursuant to the Administration Agreement, Griffin Capital BDC Administrator at its sole discretion, may contract with a third party service provider. The cost of the third party service provider will be an obligation of Griffin Capital BDC Administrator. We have not incurred the costs from both Griffin Capital BDC Administrator and the third party provider for similar services.
As of September 30, 2015, GBA and Benefit Street had incurred certain expenses related to us, including directors fees, insurance expenses, professional fees and other general and administrative expenses, of approximately $347,000. GBA and Benefit Street are entitled to reimbursement of these expenses, subject to the limitations imposed under the expense support and conditional reimbursement agreement described above.
Hedging

To the extent that any of our senior loans and other investments are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options, swaps and forward contracts. Costs incurred in entering into such contracts or in connection with settling them will be borne by us. Our ability to engage in hedging transactions may be adversely affected by recent rules adopted by the CFTC ("Commodity Futures Trading Commission").
Financial Condition, Liquidity and Capital Resources

On July 25, 2014 and July 28, 2014, pursuant to the Private Placement, each of GBA and Benefit Street, respectively, contributed an aggregate of $100,000 to purchase 11,111 shares of our common stock at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. Neither GBA nor Benefit Street will tender these shares for repurchase as long as it remains the investment adviser or investment sub-adviser, respectively. There is no current intention for either GBA or Benefit Street to discontinue in their respective roles. In connection with the Private Placement, we issued an aggregate of 22,222 shares of common stock for aggregate proceeds of approximately $200,000. On May 1, 2015, we achieved the minimum offering requirement and commenced operations. As of September 30, 2015, we have raised total gross proceeds of approximately $11.7 million pursuant to the Offering plus the proceeds from the Private Placement. Purchases of shares in our Offering must be in increments of $500, except for purchases made pursuant to our distribution reinvestment plan.
Since we have met the minimum offering requirement, we will sell our shares on a continuous basis at a price of $10.00 per share; however, to the extent that our net asset value increases, we will sell at a price necessary to ensure that shares are not sold at a price, after deduction of selling commissions and dealer manager fees, that is below net asset value. In the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our then-current net offering price, and subject to certain conditions, we will reduce our offering price accordingly. Therefore, persons who tender subscriptions for shares of our common stock in our Offering must submit subscriptions for a certain dollar amount, rather than a number of shares of common stock and, as a result, may receive fractional shares of our common stock. In connection with each weekly closing on the sale of shares of our common stock on a continuous basis, a sub-committee designated by our board of directors is required to make the determination that we are not selling shares of our common stock at a price below our then-current net asset value no later than 48 hours prior to the time that we price our shares.
Prior to investing in debt securities, we will invest the net proceeds from our continuous offering primarily in cash, cash equivalents, U.S. government securities, and high-quality debt instruments maturing in one year or less from the time of investment, consistent with our BDC election and our intended election to be taxed as a RIC.
We may borrow funds to make investments, including before we have fully invested the proceeds of our Offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in our best interests and the best interests of our stockholders, though we have not decided whether, and to what extent, we will finance portfolio investments using debt. We do not currently anticipate issuing any preferred stock.
The North American Securities Administrators Association, in its Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time, requires that our sponsor has an aggregate financial net worth, exclusive of home, automobiles and home furnishings, of 5.0% of the first $20 million of both the gross amount of securities currently being offered in our Offering and the gross amount of any originally issued direct participation program securities sold by our sponsor within the past 12 months, plus 1.0% of all amounts in excess of the first $20 million. Based on these requirements, our sponsor has an aggregate financial net worth in excess of those amounts required by the Omnibus Guidelines Statement of Policy as of September 30, 2015.
RIC Status and Distributions
We intend to elect to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Generally, a RIC is entitled to a deduction for federal income tax purposes for distributions paid to stockholders if it distributes at least 90.0% of its "Investment Company Taxable Income," as defined by the Code, each year. To qualify for and maintain RIC tax treatment, we must, among other things, distribute at least 90.0% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, a RIC would need to distribute during each calendar year an amount at least equal to the sum of (1) 98.0% of our ordinary income for the calendar year, (2) 98.2% of our net capital gains for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax.
Subject to our board of directors' discretion and applicable legal restrictions, we intend to authorize and declare cash distributions on a monthly basis and pay distributions on either a monthly or quarterly basis. Net capital gains, if any, will be distributed or deemed distributed at least annually. We will then calculate each stockholder's specific distribution amount for the period using record and declaration dates and a stockholder's distributions will begin to accrue on the date we accept their subscription for our common stock. From time to time, we may also pay interim distributions at the discretion of our board of directors.
Each year, a statement on Form 1099-DIV identifying the source of the distribution (i.e., paid from ordinary income, paid from net capital gains on the sale of securities, and/or a return of paid-in capital surplus which is a nontaxable distribution) will be mailed to our stockholders. Our distributions may exceed our earnings, especially during the period before we have substantially invested the proceeds from our Offering. As a result, a portion of the distributions we make may represent a return of capital for tax purposes. The tax basis of shares must be reduced by the amount of any return of capital distributions, which will result in an increase in the amount of any taxable gain (or a reduction in any deductible loss) on the sale of shares. There can be no assurance that we will be able to sustain distributions at any particular level.
We intend to make any distributions in the form of cash out of assets legally available for such purpose, unless a stockholder elects to receive their distributions in additional common stock pursuant to our distribution reinvestment plan. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. stockholders. If a stockholder holds common stock in the name of a broker or financial intermediary, the stockholder should contact the broker or financial intermediary regarding their election to receive distributions in additional common stock.
We have adopted an "opt in" distribution reinvestment plan for our stockholders. As a result, if we make a distribution, our stockholders will receive their distributions in cash unless they specifically "opt in" to the distribution reinvestment plan so as to have their cash distributions reinvested in additional common stock.
We may fund our cash distributions to stockholders from any sources of funds available to us, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets and expense reimbursements from GBA or its affiliates.
Distributions in excess of our current and accumulated profits and earnings would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. The determination of the tax attributes of our distributions will be made annually as of the end of our fiscal year based upon our taxable income for the full year and distributions paid for the full year. Therefore, a determination made on a quarterly basis may not be representative of the actual tax attributes of our distributions for a full year. Each year, a statement on Form 1099-DIV identifying the source of the distribution will be mailed to our stockholders.

Critical Accounting Policies
Our financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, or U.S. GAAP, which requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Critical accounting policies are those that require the application of management's most difficult, subjective or complex judgments, often because of the need to make estimates about the effect of matters that are inherently uncertain and that may change in subsequent periods. In preparing the financial statements, management will make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. In preparing the financial statements, management also will utilize available information, including our past history, industry standards and the current economic environment, among other factors, in forming its estimates and judgments, giving due consideration to materiality. Actual results may differ from these estimates. In addition, other companies may utilize different estimates, which may impact the comparability of our results of operations to those of companies in similar businesses. As our expected operating results occur, we will describe additional critical accounting policies in the notes to our financial statements. The following are our most critical accounting policies, see Note 2, Basis of Presentation and Summary of Significant Accounting Policies:

•	Valuation of Portfolio Investments, Valuation Methods and Valuation Process;

•	Revenue Recognition;

•	Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation;

•	Organizational and offering costs; and

•	Income Taxes.
Recently Issued Accounting Pronouncements
See Note 2. Basis of Presentation and Summary of Significant Accounting Policies, to the financial statements.
Distributions
Distributions to our stockholders will be recorded as of the record date. Subject to our board of directors' discretion and applicable legal restrictions, we intend to authorize and declare cash distributions on a monthly basis and pay such distributions a monthly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually. On May 7, 2015, our board of directors declared an initial distribution rate for the remainder of the month of May of $0.002055 per day per share on the outstanding shares of common stock, representing an annual distribution rate of 7.5% based on a share price of $10.00, payable to stockholders of record on each day commencing on May 7, 2015 and continuing through May 31, 2015. On May 27, 2015 and June 26, 2015, our board of directors declared a distribution rate for the months of June and July, respectively, of $0.002055 per day per share on the outstanding shares of common stock, representing an annual distribution rate of 7.5% based on a share price of $10.00, payable to stockholders of record of such shares as shown on our books on each day for the month the distribution was declared. On July 29 and August 12, our board of directors declared a distribution rate for the months of August and September, respectively, of $0.002055 per day per share on the outstanding shares of common stock, representing an annual distribution rate of 7.5% based on a share price of $10.00, payable to stockholders of record of such shares as shown on our books on each day for the month the distribution was declared. On September 28, 2015, our board of directors declared a distribution rate for the month of October of $0.002055 per day per share on the outstanding shares of common stock, representing an annual distribution rate of 7.5% based on a share price of $10.00, payable to stockholders of record on each day commencing on October 1, 2015 and continuing through October 31, 2015.
Capital Gains Incentive Fee
Pursuant to the terms of the Investment Advisory Agreement we entered into with GBA, the incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year. Such fee will equal 20.0% of our realized capital gains on a cumulative basis from inception, calculated as of the end of the applicable period, net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees. On a quarterly basis, we will accrue for the capital gains incentive fee by calculating such fee as if it were due and payable as of the end of such period.
While the Investment Advisory Agreement with GBA neither includes nor contemplates the inclusion of unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of an American Institute for Certified Public Accountants, or AICPA, Technical Practice Aid for investment companies, we will include unrealized gains in the calculation of the capital gains incentive fee expense and related capital gains incentive fee payable. This accrual will reflect the incentive fees that would be payable to GBA as if our entire portfolio was liquidated at its fair value as of the balance sheet date even though GBA is not entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.
Contractual Obligations
We have entered into an agreement with GBA to provide us with investment advisory services. Payments for investment advisory services under the Investment Advisory Agreement in future periods will be equal to (a) an annual base management fee of 2.0% of our gross assets, excluding cash and cash equivalents, and (b) an incentive fee based on our performance. Griffin Capital BDC Administrator, and to the extent requested to provide such services and such services are so provided, GBA, Benefit Street and their respective affiliates, may be reimbursed for administrative expenses incurred on our behalf.
The incentive fee consists of two parts. The first part, which we refer to as the incentive fee on income, is calculated and payable quarterly in arrears based upon our "pre-incentive fee net investment income" for the immediately preceding quarter and will be subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital, as defined in our Investment Advisory Agreement, equal to 1.75% per quarter, or an annualized rate of 7.0%. The second part of the incentive fee, which we refer to as the incentive fee on capital gains, will be an incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement). This fee will equal 20.0% of our realized capital gains on a cumulative basis from inception, calculated as of the applicable period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gains incentive fees.
We and GBA have engaged Benefit Street, to act as our investment sub-adviser, as Benefit Street possesses skills that we believe will aid us in achieving our investment objective. Benefit Street will assist GBA with the management of our activities and operations.
Griffin Capital BDC Administrator provides us with general ledger accounting, fund accounting and investor relations and other administrative services. We entered into an administration agreement with Griffin Capital BDC Administrator pursuant to which Griffin Capital BDC Administrator, furnishes us with administrative services necessary to conduct our day-to-day operations. Griffin Capital BDC Administrator will be reimbursed for administrative expenses it incurs on our behalf in performing its obligations. Such costs are reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. We have not reimbursed Griffin Capital BDC Administrator for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a person with a controlling interest in Griffin Capital BDC Administrator.
If any of our contractual obligations discussed above is terminated, our costs may increase under any new agreements that we enter into as replacements. We would also likely incur expenses in locating alternative parties to provide the services that we expect to receive pursuant to our Investment Advisory Agreement and Administration Agreement. Any new Investment Advisory Agreement would also be subject to approval by our stockholders.
Off-Balance Sheet Arrangements
We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.
Related Party Transactions
We have entered into an Investment Advisory Agreement with GBA. Pursuant to the Investment Advisory Agreement, GBA is paid a base management fee and certain incentive fees, if applicable. We have also entered into an Administration Agreement with Griffin Capital BDC Administrator, pursuant to which we reimburse Griffin Capital BDC Administrator for expenses necessary for the performance of services related to our administration and operation, provided that such reimbursement will be the lower of Griffin Capital BDC Administrator's actual costs or the amount that we would be required to pay third party service providers for comparable administrative services in the same geographic location, and provided further that such costs will be reasonably allocated to us on the basis of assets, revenues, time records or other reasonable methods. Pursuant to the Administration Agreement, Griffin Capital BDC Administrator at its sole discretion, may contract with a third party service provider to provide certain of our accounting and administrative services. The cost of the third party service providers will be an obligation of Griffin Capital BDC Administrator. We will not incur the costs from both Griffin Capital BDC Administrator, and the third party providers for similar services.
The Dealer Manager is a wholly-owned subsidiary of Griffin Capital. Under the Dealer Manager Agreement, the Dealer Manager is entitled to receive sales commissions and dealer manager fees in connection with the shares sold in the Offering, all or a portion of which may be re-allowed to participating broker-dealers.

Because GBA's senior management team includes members of the senior management team of Griffin Capital, which is the sponsor of certain non-traded Real Estate Investment Trusts ("Griffin REITs"), such members provide management services to both us and the Griffin REITs. In the event that GBA undertakes to provide investment advisory services to other clients in the future, it will strive to allocate investment opportunities in a fair and equitable manner consistent with our investment objective and strategies so that we will not be disadvantaged in relation to any other client of our investment adviser or its senior management team. In addition, as noted above, GBA's senior management team consists of substantially the same management team that operates Griffin Capital.

See Note 5, Related Party Transactions, to our unaudited financial statements contained in this supplement for additional information regarding our related party transactions and relationships.

Recent Developments
See Note 11, Subsequent Events, to the financial statements.
Financial Statements
The financial statements listed below are contained in this supplement:

Statements of Assets and Liabilities as of September 30, 2015 (Unaudited) and December 31, 2014	F-1
Statement of Operations for the Three Months Ended September 30, 2015 and for the Period from May 1, 2015 (Date of Initial Capitalization) through September 30, 2015 (Unaudited)	F-2
Statement of Changes in Net Assets for the Period from May 1, 2015 (Date of Initial Capitalization) through September 30, 2015 (Unaudited)	F-3
Statement of Cash Flows for the Period from May 1, 2015 (Date of Initial Capitalization) through September 30, 2015 (Unaudited)	F-4
Schedule of Investments as of September 30, 2015 (Unaudited)	F-5
Notes to Financial Statements (Unaudited)	F-7

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
STATEMENTS OF ASSETS AND LIABILITIES
(Unaudited)

	September 30, 2015	December 31, 2014
ASSETS
Investments, at fair value (cost of: $7,609,570 and $0, respectively)	$7,472,666	$—
Cash and cash equivalents	3,457,619	200,000
Deferred offering costs (net of accumulated amortization of $612,093 and $0, respectively)	1,079,816	—
Interest receivable from investments	85,002	—
Contributed cost receivable	225,000	—
Other assets	37,120	—
Total assets	$12,357,223	$200,000
LIABILITIES AND STOCKHOLDERS' EQUITY
Accounts payable and accrued liabilities	$83,397	$—
Management fees payable to affiliate	29,683	—
Due to affiliates, net	736,164	—
Distributions payable	26,233	—
Directors fees payable	61,619	—
Payable for unsettled trades	583,840	—
Total liabilities	1,520,936	—
Commitments and contingencies (Note 6)
Stockholders' equity:
Preferred stock, $0.001 par value; 50,000,000 shares authorized; no shares issued or outstanding as of September 30, 2015 and December 31, 2014, respectively	—	—
Common stock, $0.001 par value; 450,000,000 shares authorized; 1,204,032 and 22,222 shares issued and outstanding as of September 30, 2015 and December 31, 2014, respectively	1,204	22
Capital in excess of par value	11,044,089	199,978
Distributions	(167,961)	—
Accumulated net investment income	95,811	—
Accumulated net realized gain from investments	48	—
Accumulated net unrealized depreciation on investments	(136,904)	—
Total stockholders' equity	10,836,287	200,000
Total liabilities and stockholders' equity	$12,357,223	$200,000
Net asset value per share	$9.00	$—
The accompanying notes are an integral part of these statements.

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
STATEMENT OF OPERATIONS
(Unaudited)

	Three Months Ended September 30, 2015	For the period from May 1, 2015 through September 30, 2015
Investment income:
Interest from investments	$78,488	$95,811
Total investment income	78,488	95,811
Operating expenses:
Management fees	25,358	29,683
Organizational costs	804	368,732
General & administrative	47,434	72,968
Offering costs	382,759	612,093
Professional fees	98,900	200,148
Insurance expense	66,962	111,361
Directors fees	49,426	73,993
Total expenses before reimbursement	671,643	1,468,978
Expense reimbursement	(671,643)	(1,468,978)
Total expenses, net of reimbursement	—	—
Net investment income	78,488	95,811
Realized and unrealized gain on investments:
Net realized gain from investments	41	48
Net unrealized depreciation on investments	(123,147)	(136,904)
Net loss on investments	(123,106)	(136,856)
Net decrease in net assets resulting from operations	$(44,618)	$(41,045)
Per share information - basic and diluted
Net decrease in net assets per share resulting from operations - basic and diluted	$(0.06)	$(0.13)
Weighted average common stock outstanding - basic and diluted	703,280	315,794
The accompanying notes are an integral part of these statements.

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
STATEMENT OF CHANGES IN NET ASSETS
(Unaudited)

For the period from May 1, 2015 through September 30, 2015
Operations:
Net investment income	$95,811
Net realized gain from investments	48
Net unrealized depreciation on investments	(136,904)
Net decrease in net assets resulting from operations	(41,045)
Stockholder distributions:
Distributions from advisor expense reimbursement	(167,961)
Net decrease in net assets resulting from stockholder distributions	(167,961)
Capital share transactions:
Issuance of common stock, net	10,526,054
Expense reimbursement contribution	202,883
Reinvestment of stockholder distributions	116,356
Net increase in net assets from capital share transactions	10,845,293
Total increase in net assets	10,636,287
Net assets at beginning of period	200,000
Net assets at end of period	$10,836,287
Net asset value per common share	$9.00
Common shares outstanding at end of period	1,204,032
Accumulated over distributed net investment income	$(72,150)
The accompanying notes are an integral part of these statements.

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
STATEMENT OF CASH FLOWS
(Unaudited)

For the period from May 1, 2015 through September 30, 2015
Operating Activities:
Net decrease in net assets resulting from operations	$(41,045)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash used in operating activities:
Net accretion of discount on investments	555
Repayments of investments	40,624
Purchase of investments	(7,650,701)
Net realized gain from investments	(48)
Net unrealized depreciation on investments	136,904
Amortization of deferred offering costs	612,093
Increase in operating assets:
Interest receivable from investments	(85,002)
Other assets	(37,120)
Increase (Decrease) in operating liabilities:
Accounts payable and accrued liabilities	83,397
Management fees payable to affiliate	29,683
Due to affiliates, net	(955,745)
Directors fees payable	61,619
Payable for unsettled trades	583,840
Net cash used in operating activities	(7,220,946)
Financing activities:
Issuance of common stock, net of discounts and offering costs	10,503,937
Distributions paid to stockholders	(25,372)
Net cash provided by financing activities	10,478,565
Net increase in cash and cash equivalents	3,257,619
Cash and cash equivalents, beginning of period	200,000
Cash and cash equivalents, end of period	$3,457,619
Supplemental disclosure of non-cash financing transactions:
Distributions declared and payable	$26,233
Distribution paid through DRP share issuances	$116,356
The accompanying notes are an integral part of these statements.

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP. SCHEDULE OF INVESTMENTS As of September 30, 2015 (Unaudited)

Portfolio Company	Footnotes	Industry	Rate (b)	LIBOR Floor	Maturity	Principal	Amortized Cost	Fair Value

Senior Secured Loans - First Lien 24.5%	(a)
AccentCare, Inc.		Health Services	L+575	1.00%	9/9/2021	$200,000	$196,033	$198,000
Alvogen Pharma US, Inc.		Healthcare	L+500	1.00%	4/1/2022	393,706	392,355	391,738
Ardent Legacy		Health Facilities	L+550	1.00%	8/4/2021	250,000	247,507	250,312
Bahakel Communications, Ltd.	(c)	Media - Broadcast	L+750	1.00%	7/29/2020	299,711	229,558	229,558
Cengage		Directories & Publishing	L+600	1.00%	3/31/2020	100,000	100,369	99,075
Deep Gulf Energy II, LLC	(c)	Energy - Exploration & Production	L+1300	1.50%	9/30/2018	100,000	98,213	98,000
Lightsquared		Telecom	L+875	1.00%	6/15/2020	100,000	97,000	97,250
MyEyeDr	(c)	Health Facilities	L+625	1.00%	8/14/2021	200,000	196,054	195,000
MyEyeDr - Delayed Draw	(c)	Health Facilities	L+625	1.00%	8/14/2021	57,000	10,613	10,830
MyEyeDr - Revolver	(c)	Health Facilities	L+625	1.00%	8/14/2021	43,000	—	—
Natel Engineering Company, Inc.		Electronics	L+575	1.00%	4/6/2020	197,500	199,272	197,085
Physiotherapy Associates, Inc.		Healthcare	L+475	1.00%	6/4/2021	62,000	61,698	61,845
Plano Molding Company, LLC	(c)	Consumer Products	L+600	1.00%	5/12/2021	99,750	98,783	98,752
Rue21, Inc.		Apparel/Textiles	L+463	1.00%	10/9/2020	398,729	365,980	341,081
Skillsoft Corp.		Technology	L+475	1.00%	4/28/2021	99,748	98,403	89,441
Tribune Publishing Company		Newspaper	L+475	1.00%	8/4/2021	97,436	96,023	91,833
Walgreens Infusion		Healthcare	L+500	1.00%	4/7/2022	100,000	100,969	100,042
Weather Channel		Cable	L+500	0.75%	2/11/2020	99,500	98,520	98,779
Total Senior Secured Loans - First Lien							$2,687,350	$2,648,621
Senior Secured Loans - Second Lien 16.8%	(a)
AccentCare, Inc.	(c)	Health Services	L+950	1.00%	9/3/2022	$200,000	$196,522	$196,500
Cast & Crew Payroll, LLC		Investments & Misc Financial Services	L+775	1.00%	8/12/2023	300,000	297,752	297,000
Cirque Du Soleil	(d)	Entertainment	L+825	1.00%	6/23/2023	400,000	398,248	392,500

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP. SCHEDULE OF INVESTMENTS (Continued) As of September 30, 2015 (Unaudited)

Portfolio Company	Footnotes	Industry	Rate (b)	LIBOR Floor	Maturity	Principal	Amortized Cost	Fair Value

Hostess Brands, Inc.		Food - Wholesale	L+750	1.00%	7/28/2023	400,000	400,492	399,500
Penton Media, Inc.		Business Services	L+775	1.25%	10/2/2020	500,000	503,658	497,085
Physiotherapy Associates, Inc.		Healthcare	L+850	1.00%	6/3/2022	38,000	37,627	37,810
Total Senior Secured Loans - Second Lien							$1,834,299	$1,820,395
Senior Secured Bonds 12.5%	(a)
Covenant Surgical Partners		Healthcare	8.75%		8/1/2019	$400,000	$402,178	$400,000
Florida East Coast Holdings Corp.		Railroads	6.75%		5/1/2019	100,000	100,000	98,000
Hexion, Inc.		Chemicals	10.00%		4/15/2020	400,000	413,873	386,500
Radio One, Inc.		TV & Radio	7.38%		4/15/2022	500,000	480,731	470,000
Total Senior Secured Bonds							$1,396,782	$1,354,500
Senior Unsecured Debt 15.2%	(a)
Emerald Expo Holdings, Inc.		Business Services	9.00%		6/15/2021	$400,000	$408,704	$403,500
Frontier Communications Corp.	(d)	Telecom	8.88%		9/15/2020	77,000	77,000	75,460
Frontier Communications Corp.	(d)	Telecom	10.50%		9/15/2022	116,000	116,000	113,245
Frontier Communications Corp.	(d)	Telecom	11.00%		9/15/2025	494,000	481,590	477,945
Monitronics International, Inc.	(d)	Business Services	9.13%		4/1/2020	200,000	197,696	180,000
Presido Holdings, Inc.		Technology	10.25%		2/15/2023	400,000	410,149	399,000
Total Senior Unsecured Debt							$1,691,139	$1,649,150
TOTAL INVESTMENTS - 69.0%	(a)						$7,609,570	$7,472,666
____________________
(a)Represents a non-qualifying investment as defined under Section 55 (a) of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 15.1% of the Company's portfolio at fair value. As a BDC, the Company can only invest 30% of its portfolio in non-qualifying assets. As of September 30, 2015, the Company was in compliance with Section 55 (a) of the Investment Company Act of 1940, as amended.
(b)The majority of the investments bear interest at a rate that may be determined by reference to London Interbank Offered Rate (“LIBOR” or “L”), which reset daily, monthly, quarterly, or semiannually. For each investment the Company has provided the spread over LIBOR. Certain investments are subject to a LIBOR interest rate floor.
(c)As there is no readily available market value for these investments, the fair value of these investments is determined in good faith by the Company's board of directors as required by the Investment Company Act of 1940. (See Note 4, Fair Value of Financial Instruments, in the accompanying notes to the consolidated financial statements.)
(d)Percentages are based on the Company's net assets of $10,836,287 as of September 30, 2015.

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2015
(Unaudited)

Note 1. Organization
Griffin-Benefit Street Partners BDC Corp., a Maryland corporation (the "Company"), was formed on May 27, 2014 under the Maryland General Corporation Law. The Company was organized as an externally managed, non-diversified closed-end management investment company and has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940, as amended, or the 1940 Act. The Company intends to elect to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986. The Company's year-end is December 31.
The Company is externally managed by Griffin Capital BDC Advisor, LLC ("GBA or Adviser"), a Delaware limited liability company and affiliate of our sponsor, Griffin Capital Corporation ("Griffin Capital"). Kevin A. Shields, a director and president of the Company, controls the sole stockholder of Griffin Capital. GBA is a registered investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). The sole member of GBA is Griffin Capital Asset Management Company, LLC, a Delaware limited liability company, that is indirectly owned by Griffin Capital. GBA oversees the management of the Company's activities and is responsible for making investments decisions with respect to, and providing day-to-day management and administration of, the Company's investment portfolio under the terms of an advisory agreement between the Company and GBA. The Company and GBA have engaged Benefit Street Partners L.L.C. ("Benefit Street" or "Sub-Adviser"), a Delaware limited liability company and affiliate of Providence Equity Partners L.L.C. ("Providence"), to act as the Company's Sub-Adviser. Benefit Street is a registered investment advisor under the Advisers Act and assists GBA with the management of the activities and operations of the Company pursuant to a sub-advisory agreement between the Company, GBA, and Benefit Street.

The Company has entered into a dealer manager agreement with Griffin Capital Securities, Inc. ("GCS" or the "Dealer Manager"), which is a wholly-owned subsidiary of Griffin Capital, and an administration agreement with Griffin Capital BDC Administrator, LLC ("Griffin Capital BDC Administrator"), which is an indirect subsidiary of Griffin Capital.

The Company is offering on a continuous basis up to $1.5 billion in shares of common stock at an initial offering price of $10.00 per share (the "Offering"); however, to the extent that the net asset value increases, the Company will sell at a price necessary to ensure that shares are not sold at a price per share, after deducting selling commissions and dealer manager fees, that is below its net asset value per share. In the event of a material decline in net asset value per share, which the Company considers to be a 2.5% decrease below its then-current net offering price, the Company will reduce the offering price in order to establish a new net offering price that is not more than 2.5% above its net asset value per share. All subscription payments will be placed in an escrow account in trust for subscribers' benefit, pending release to the Company each week.
In addition, the Company conducted a private placement of shares of the Company's common stock to GBA and Benefit Street (the "Private Placement"). Shares purchased in the Private Placement were issued at $9.00 per share, which represents the initial public offering price of $10.00 per share net of selling commissions and dealer manager fees. On July 25, 2014 and July 28, 2014, pursuant to the Private Placement, GBA and Benefit Street, respectively, each contributed $100,000 to purchase 11,111 shares of the Company's common stock at $9.00 per share, for an aggregate of $200,000 and 22,222 shares. Neither GBA nor Benefit Street will tender these shares for repurchase as long as it remains the investment adviser or investment sub-adviser, respectively.
On May 1, 2015, the Company raised the minimum offering requirement of $2.5 million as a result of separate investments of $1.25 million from an affiliate of Griffin Capital and from Benefit Street. As a result of achieving the minimum offering requirement, the Company commenced operations. As of September 30, 2015, the Company had issued 1,204,032 shares of common stock for gross proceeds of approximately $11.7 million, including shares purchased in the Private Placement and shares issued pursuant to the Company's distribution reinvestment plan ("DRP").

The Company intends to use substantially all of the proceeds from the offering of its shares, net of expenses, to make investments in private U.S. middle-market companies in accordance with the Company's investment objectives. There can be no assurance the Company will be able to sell all of its shares in the Offering.
Note 2. Basis of Presentation and Summary of Significant Accounting Policies
The accompanying unaudited financial statements of the Company have been prepared on the accrual basis of accounting and in accordance with principles generally accepted in the United States ("GAAP") as contained in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification (the "Codification" or "ASC"), and in conjunction with rules and regulations of the SEC. Certain information and footnote disclosures required for annual financial statements have been condensed or excluded pursuant to SEC rules and regulations. Accordingly, the unaudited financial statements do not include all of the information and footnotes required by GAAP for complete financial statements. Operating results for the three months and period ended September 30, 2015 are not necessarily indicative of the results that may be expected for the year ending December 31, 2015. These unaudited financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2014.
Use of Estimates
The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could materially differ from those estimates.
Cash and Cash Equivalents
The Company considers all short-term, highly liquid investments that are readily convertible to cash with a maturity of three months or less at the time of purchase to be cash equivalents. Cash equivalents may include cash and short-term investments. Short-term investments are stated at cost, which approximates fair value. There are no restrictions on the use of the Company's cash balance, as of September 30, 2015.
The Company maintains its cash accounts with major financial institutions. The cash balances consist of business checking accounts. These accounts are insured by the Federal Deposit Insurance Corporation up to $250,000 at each institution. The Company has not experienced any losses with respect to cash balances in excess of government provided insurance. Management believes there was no significant concentration of credit risk with respect to the cash balances as of September 30, 2015.
Valuation of Portfolio Investments
Portfolio investments are reported on the balance sheet at fair value. The Company performs an analysis of each investment to determine fair value in accordance with ASC Topic 820 - Fair Value Measurements and Disclosures ("ASC Topic 820") of GAAP.

ASC Topic 820 clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include in summarized form:

•	Level 1: Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

•
Level 2: Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2015
(Unaudited)

•	Level 3: Unobservable inputs for the asset or liability.

There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each asset while employing a valuation process that is consistently followed. Determinations of fair value involve subjective judgments and estimates.

In making fair value determinations, the following guidelines are used:

Valuation Methods
The Company has established a valuation and pricing committee (the "Valuation and Pricing Committee"), which is responsible for determining the value of the assets on a quarterly basis, based upon inputs established by the Adviser. The Valuation and Pricing Committee is also responsible for engaging a third-party valuation specialist to provide value determinations for Level 3 assets. Such value determination must be reviewed and approved by the Valuation and Pricing Committee. The Valuation and Pricing Committee has delegated the intra-quarter valuation process to a valuation sub-committee (the "Sub-Committee") which consists of one representative from each of the Adviser and the Sub-Adviser. The Sub-Committee analyzes and reviews the net asset value on a weekly basis. In addition, the Sub-Committee reviews the value of the Company's assets on a monthly basis and determines which assets, if any, require monitoring on a weekly basis. If any of the Company's assets are identified as requiring additional monitoring the independent third party valuation specialist will assist in reviewing these assets.
The Company intends to value all Level 2 assets by using inputs from an independent third-party pricing service that will provide prevailing bid and ask prices that are screened for validity by the service from dealers on the date of the relevant period end. For investments for which the third-party pricing service is unable to obtain quoted prices, the Company intends to obtain bid and ask prices directly from dealers that make a market in such investments. To the extent that the Company holds investments for which no active secondary market exists, i.e. Level 3 assets, and, therefore, no bid and ask prices can be readily obtained, an independent third-party valuation service will be utilized to value such investments. The Company will periodically benchmark the bid and ask prices received from the third-party pricing service and valuations received from the third-party valuation service, as applicable, against the actual prices at which the Company purchases and sells investments. The Company believes that these prices will be reliable indicators of fair value.
Investments where a market price is readily available:
Generally, the value of the Company's equity interests in public companies for which market quotations are readily available will be based upon the most recent closing public market price. If no sales of such interests occurred on the determination date, such interests shall be valued at the bid quote for long investments, and the last ask quote for investments sold but not yet purchased, obtained from third-party pricing services, including, where appropriate, multiple broker dealers, as determined by the Adviser.
Notwithstanding the foregoing, if in the reasonable judgment of the Adviser and Sub-Adviser, the price for any securities held by the Company and determined in the manner described above does not accurately reflect the fair value of such security, the Adviser and Sub-Adviser will value such security at the applicable bid or ask quotes obtained by broker dealers that make a market in the security, and report such change in the valuation to the board of directors or its designee as soon as practicable.
Investments where a market price is not readily available:
Any securities or other assets that are not publicly traded or for which a market price is not otherwise readily available are valued at a price that reflects each such security's fair value. With respect to such investments, the investments will be reviewed and valued using one or more of the following types of analyses:

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2015
(Unaudited)

(i)	Market comparable statistics and public trading multiples discounted for illiquidity, minority ownership and other factors for companies with similar characteristics.

(ii)	Valuations implied by third-party investments in the applicable portfolio companies.

(iii)	Discounted cash flow analysis, including a terminal value or exit multiple.
Below is a description of factors that the Valuation and Pricing Committee and delegated Sub-Committee, with the assistance of an independent third-party valuation specialist in certain circumstances, may consider when valuing the Company's equity and debt investments where a market price is not readily available:

•	the size and scope of a portfolio company and its specific strengths and weaknesses;

•	prevailing interest rates for like securities;

•	expected volatility in future interest rates;

•	leverage;

•	call features, put features and other relevant terms of the debt;

•	the borrower's ability to adequately service its debt;

•	the fair market value of the portfolio company in relation to the face amount of its outstanding debt;

•	the quality of collateral securing the Company's debt investments;

•	multiples of earnings before interest, tax, depreciation and amortization ("EBITDA"), cash flows, net income, revenues or, in some cases, book value or liquidation value; and

•	other factors deemed applicable.
All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Company's actual investment position.
Credit default swaps and interest rate swaps will be valued at estimated fair value based on a pricing model that utilizes quoted inputs, including among other things, yield curves.
Unrealized appreciation and depreciation on total return swaps represents the change in fair value plus net accrued interest of the underlying reference assets.
Valuation Process
With respect to investments for which market quotations are not readily available, the Company will undertake a multi-step valuation process each quarter, as described below:

•
the quarterly valuation process will begin with each portfolio company or investment being identified by the investment professionals of the Adviser and Sub-Adviser and members of the Company's senior management team as investments that require the assistance of the independent third party valuation specialist;

•
preliminary valuation calculations and conclusions will then be documented by the independent third party valuation specialist and discussed with the investment professionals of the Adviser and Sub-Adviser and the relevant investment professionals of GBA, Benefit Street and the Company's senior management team;

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2015
(Unaudited)

•
designated members of the Valuation and Pricing Committee, or as delegated to members of the Sub-Committee, will review and comment on the preliminary valuation provided by the independent third party valuation firm;

•
the Valuation and Pricing Committee will meet with members of the Adviser's and Sub-Adviser's management teams and the independent third-party valuation specialist to discuss the results provided by the independent valuation firm; and

•
the board of directors will discuss the valuation and will determine the fair value of each investment in the Company's portfolio in good faith based on various statistical and other factors, including the input and recommendation of the Adviser and Sub-Adviser, the Valuation and Pricing Committee, and the third-party valuation specialist.

The board of directors is responsible for the valuation of the Company's portfolio investments at fair value as determined in good faith pursuant to consistently applied valuation procedures and valuation process.

Revenue Recognition
The Company records interest income on an accrual basis to the extent that the Company expects to collect such amounts. For loans and debt investments with contractual payment-in-kind, or PIK, interest that represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, the Company does not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. The Company does not accrue a receivable for interest on loans and debt investments if it is determined that interest for such loans and debt investments is not collectible. Loans will be placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when there is reasonable doubt that principal or interest will be collected. Upfront loan origination fees, original issue discount and market discount or premium are capitalized, and amortized as interest income using the effective yield method. Prepayment premiums on loans and debt investments are recorded as interest income.
Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation
The Company will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, but considering unamortized upfront loan origination fees and prepayment penalties. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.
Organization Costs
Organization costs include, among other things, the cost of organizing as a Maryland corporation, including the cost of legal services and other fees pertaining to the organization of the Company. Until the Company achieved the minimum offering requirement in the Offering, all organization costs were funded by Griffin Capital and its affiliates. On May 1, 2015, the Company raised the minimum offering requirement and became liable, subject to the expense support and conditional reimbursement agreement, as discussed in Note 5, Related Party Transactions, to reimburse Griffin Capital and its affiliates for these costs, if and when Griffin Capital and its affiliates submit such costs for reimbursement. Organization costs will be expensed when incurred. As of September 30, 2015, Griffin Capital and its affiliates incurred approximately $369,000 of organization costs, which are subject to reimbursement by the Company and are included within due to affiliates, net on the Statements of Assets and Liabilities. As of December 31, 2014, Griffin Capital and its affiliates incurred approximately $322,000 of organization costs. The Company became liable to Griffin Capital and its affiliates for offering costs incurred upon raising the minimum offering requirement and commencing operations.

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2015
(Unaudited)

Offering Costs
Offering costs include, among other things, legal fees and other costs pertaining to the preparation of the Company's registration statement in connection with the Offering. Until the Company achieved the minimum offering requirement in the Offering, all offering costs were funded by Griffin Capital and its affiliates. On May 1, 2015, the Company raised the minimum offering requirement and became liable, subject to the expense support and conditional reimbursement agreement, as discussed in Note 5, Related Party Transactions, to reimburse Griffin Capital and its affiliates for these costs, if and when Griffin Capital and its affiliates submit such costs for reimbursement. Offering costs will be capitalized when incurred and amortized over a twelve month period as an expense. The unamortized balance of these costs are reflected in the Statements of Assets and Liabilities as deferred charges, net. As of September 30, 2015 Griffin Capital and its affiliates incurred approximately $1,692,000 of offering costs, of which approximately $612,000 has been amortized to expense. The offering costs are subject to reimbursement by the Company and are included within due to affiliates, net on the Statements of Assets and Liabilities. As of December 31, 2014, Griffin Capital and its affiliates incurred approximately $778,000 of offering costs.
Income Taxes
The Company intends to qualify as a RIC, which requires it in each fiscal year to distribute at least 90 percent of the sum of (i) investment company taxable income, which is generally the Company's ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, determined without regard to the deduction for dividends and distributions paid and (ii) net tax exempt interest income, which is the excess of the Company's gross tax exempt interest income over certain disallowed deductions, (the "Annual Distribution Requirement"). As a result of meeting the Annual Distribution Requirement, the Company generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that are distributed to the Company's stockholders. To the extent that the Company retains net capital gains or any investment company taxable income, the Company will be subject to U.S. federal income tax. The Company may choose to retain net capital gains or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4.0% U.S. federal excise tax payable by the Company. To avoid this tax, the Company must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of: (1) at least 98.0% of the Company's ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98.2% of the amount by which the Company's capital gains exceed capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Company's taxable year); and (3) income realized, but not distributed, in preceding years (the "Excise Tax Avoidance Requirement").
While the Company intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4.0% federal excise tax, sufficient amounts of taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, the Company will be liable for the tax only on the amount by which the Company did not meet the foregoing distribution requirement.
Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the consolidated financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.
The Company intends to elect to be taxed as a RIC for the tax year ending December 31, 2015. The determination of any permanent or temporary differences, as well as the tax basis of distributable earnings/(deficit),

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2015
(Unaudited)

tax character of distributions paid, and tax basis of investments cost and unrealized appreciation/depreciation will not be known until the completion of the tax year.
Recently Issued Accounting Pronouncements
In May 2015, the FASB issued ASU 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent). The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The guidance is required to be presented for annual periods beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Company’s financial statements and disclosures.
In April 2015, the FASB has issued Accounting Standards Update (ASU) No. 2015-03, Interest - Imputation of Interest (Subtopic 835-30): Simplifying the Presentation of Debt Issuance Costs. The amendments in this ASU require that debt issuance costs related to a recognized debt liability be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, consistent with debt discounts. The recognition and measurement guidance for debt issuance costs are not affected by the amendments in this ASU. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2015, and early adoption is allowed. Entities would apply the new guidance retrospectively to all prior periods (i.e., the balance sheet for each period is adjusted). The Company does not expect the adoption of ASU No. 2015-03 to have a material impact on its financial statements.

In February 2015, the FASB issued ASU 2015-02, Consolidation (ASC Topic 810): Amendments to the Consolidation Analysis (“ASU 2015-02”). ASU 2015-02 significantly changes the consolidation analysis required under GAAP and ends the deferral granted to investment companies from applying the variable interest entity guidance. ASU 2015-02 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2015 and early adoption is permitted. The Company does not expect the adoption of ASU No. 2015-02 to have a material impact on its financial statements.

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (Topic 606) ("ASU No. 2014-09"). ASU No. 2014-09 replaces substantially all industry-specific revenue recognition requirements and converges areas under this topic with International Financial Reporting Standards. ASU No. 2014-09 implements a five-step process for customer contract revenue recognition that focuses on transfer of control, as opposed to transfer of risk and rewards. ASU No. 2014-09 also requires enhanced disclosures regarding the nature, amount, timing, and uncertainty of revenues and cash flows from contracts with customers. Other major provisions in ASU No. 2014-09 include capitalizing and amortizing certain contract costs, ensuring the time value of money is considered in the applicable transaction price, and allowing estimates of variable consideration to be recognized before contingencies are resolved in certain circumstances. Entities can transition to the standard either retrospectively or as a cumulative-effect adjustment as of the date of adoption. ASU No. 2014-09 is effective for reporting periods beginning after December 15, 2016, and early adoption is prohibited. On April 1, 2015, the FASB voted to defer the effective date of ASU No. 2014-09, which if proposed deferred is approved, adoption would be required for annual reporting periods beginning after December 15, 2017. On July 9, 2015, the FASB affirmed its proposal to defer the effective date to annual reporting periods beginning after December 15, 2017 and early adoption is prohibited. ASU No. 2014-09 does not apply to lease contracts accounted for under Leases (Topic 840). The Company does not expect the adoption of ASU No. 2014-09 to have a material impact on its financial statements.

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2015
(Unaudited)

Note 3. Investments
The following table shows the composition of the investment portfolio, at amortized cost and fair value as of the period ended September 30, 2015 (with corresponding percentage of total portfolio investments):

	As of September 30, 2015
	Investments at Amortized Cost	Percentage of Amortized Cost	Investments at Fair Value	Percentage of Fair Value
Senior Secured Loans - First Lien	$2,687,350	35.3%	$2,648,621	35.4%
Senior Secured Loans - Second Lien	1,834,299	24.1	1,820,395	24.4
Senior Secured Bonds	1,396,782	18.4	1,354,500	18.1
Senior Unsecured Debt	1,691,139	22.2	1,649,150	22.1
Total	$7,609,570	100.0%	$7,472,666	100.0%
The following table shows the composition by industry grouping based on fair value as of September 30, 2015:

	As of September 30, 2015
	Investments at Fair Value	Percentage of Total Portfolio
Business Services	$1,080,585	14.5%
Healthcare	991,434	13.3
Telecom	763,900	10.2
Technology	488,441	6.5
TV & Radio	470,000	6.3
Health Facilities	456,142	6.1
Food - Wholesale	399,500	5.3
Health Services	394,500	5.3
Entertainment	392,500	5.3
Chemicals	386,500	5.2
Apparel/Textiles	341,081	4.6
Investments & Misc Financial Services	297,000	4.0
Media - Broadcast	229,558	3.1
Electronics	197,085	2.6
Directories & Publishing	99,075	1.3
Cable	98,779	1.3
Consumer Products	98,753	1.3
Railroads	98,000	1.3
Energy - Exploration & Production	98,000	1.3
Newspaper	91,833	1.2
Total	$7,472,666	100.0%
See Note 11, Subsequent Events, for a discussion of the Company's investment activity subsequent to September 30, 2015.
Note 4. Fair Value of Financial Instruments
Accounting guidance establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability of inputs used in measuring investments at fair value. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

The Company determines fair value based on quoted prices when available or through the use of alternative approaches, such as discounting the expected cash flows using market interest rates commensurate with the credit quality and duration of the investment. This alternative approach also reflects the contractual terms of the derivatives, if any, including the period to maturity, and uses observable market-based inputs, including interest rate curves and implied volatilities. The guidance defines three levels of inputs that may be used to measure fair value:

•	Level 1—Quoted prices in active markets for identical assets and liabilities that the reporting entity has the ability to access at the measurement date.

•
Level 2—Inputs other than quoted prices included within Level 1 that are observable for the asset and liability or can be corroborated with observable market data for substantially the entire contractual term of the asset or liability.

•
Level 3—Unobservable inputs that reflect the entity’s own assumptions about the assumptions that market participants would use in the pricing of the asset or liability and are consequently not based on market activity, but rather through particular valuation techniques.

The Company evaluates the source of inputs, including any markets in which the Company's investments are trading, in determining fair value. Due to the inherent uncertainty in the valuation process, the estimate of fair value of the Company’s investment portfolio as of September 30, 2015 may differ materially from values that would have been used had a readily available market for the securities existed.

The following table presents fair value measurements of investments, by major class, as of September 30, 2015, according to the fair value hierarchy:

	Fair Value Measurements
	Level 1	Level 2	Level 3	Total
Senior Secured Loans - First Lien	$—	$2,016,481	$632,140	$2,648,621
Senior Secured Loans - Second Lien	—	1,623,895	196,500	1,820,395
Senior Secured Bonds	—	1,354,500	—	1,354,500
Senior Unsecured Debt	—	1,649,150	—	1,649,150
Total	$—	$6,644,026	$828,640	$7,472,666

The following table provides a reconciliation of the beginning and ending balances for investments that use Level 3 inputs for the period ended September 30, 2015:

	Senior Secured Loans - First Lien	Senior Secured Loans - Second Lien	Senior Secured Bonds	Senior Unsecured Debt	Total
Balance as of December 31, 2014	$—	$—	$—	$—	$—
Net change in unrealized depreciation on investments	(1,082)	(22)	—	—	(1,104)
Purchases and other adjustments to cost (1)	662,467	196,522	—	—	858,989
Sales and redemptions (1)	(29,249)	—	—	—	(29,249)
Net realized gain from investments	4	—	—	—	4
Balance as of September 30, 2015	$632,140	$196,500	$—	$—	$828,640
_______________________

(1) Purchases represent the acquisition of new investments at cost. Redemptions represent principal payments received during the period.

The net change in unrealized depreciation for the period ended September 30, 2015 attributable to level 3 investments still held at September 30, 2015 is $(1,104) and is included in net unrealized depreciation on investments in the Statement of Operations.

Transfers between levels, if any, are recognized at the beginning of the period in which transfers occur. For the period ended September 30, 2015, there were no transfers.

Significant Unobservable Inputs

The following table summarizes the significant unobservable inputs used by the Company's independent third-party valuation specialist to value the Level 3 investments as of September 30, 2015, which consisted of six senior secured first lien loans and one senior secured second lien loan. The table is not intended to be all-inclusive, but instead identifies the significant unobservable inputs relevant to the determination of fair values.

				Range
Asset Category	Fair Value	Primary Valuation Technique	Unobservable Inputs	Minimum	Maximum	Weighted Average
Senior Secured Loans - First Lien	$632,140	Discounted Cash Flow Approach	Discount Rate	7.99%	16.30%	7.55%
Senior Secured Loans - Second Lien	$196,500	Discounted Cash Flow Approach	Discount Rate	12.00%	12.00%	2.85%
Significant increases or decreases in any of the above unobservable inputs in isolation would result in a significantly lower or higher fair value measurement for such assets.

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2015
(Unaudited)

Note 5. Related Party Transactions
The following table summarizes the related party costs and fees incurred, paid and due to affiliates as of September 30, 2015 and December 31, 2014:

	Year Ended December 31, 2014	For the period from May 1, 2015 through September 30, 2015
	Payable	Incurred	Paid	Payable
Organizational costs	$—	$368,732	$—	$368,732
Offering costs	—	1,691,909	—	1,691,909
General & administrative	—	8,086	—	8,086
Director fees	—	12,374	—	12,374
Professional fees	—	178,443	—	178,443
Insurance expense	—	148,481	—	148,481
Expense reimbursement	—	(1,671,861)	—	(1,671,861)
Total due to affiliates, net	$—	$736,164	$—	$736,164
The Company entered into an investment advisory agreement, dated January 16, 2015, with GBA (the "Investment Advisory Agreement"). Pursuant to the Investment Advisory Agreement, GBA will be paid a base management fee and certain incentive fees, if applicable. Additionally, GBA and the Company entered into an Investment Sub-Advisory Agreement, dated January 16, 2015, with Benefit Street (the "Investment Sub-Advisory Agreement"). The Investment Sub-Advisory Agreement provides, among other things, that Benefit Street shall receive 50.0% of all management and incentive fees payable to GBA under the Investment Advisory Agreement.
The Company also entered into an administration agreement, dated January 16, 2015, with Griffin Capital BDC Administrator (the "Administration Agreement") pursuant to which Griffin Capital BDC Administrator will be reimbursed for expenses necessary for the performance of services related to the Company's administration and operation, provided that such reimbursement will be the lower of Griffin Capital BDC Administrator's actual costs or the amount that the Company would be required to pay third-party service providers for comparable administrative services in the same geographic location, and provided further that such costs will be reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. See Administrative Services below.
Base Management Fee
The base management fee is calculated at an annual rate of 2.0% of the Company's gross assets, excluding cash and cash equivalents, and payable quarterly in arrears. The base management fee may or may not be taken in whole or in part at the discretion of GBA. All or any part of the base management fee not taken as to any quarter is deferred without interest and may be taken in any such other quarter prior to the occurrence of a liquidity event as GBA may determine. For the three months and period ended September 30, 2015, the Company incurred $25,358 and $29,683 in base management fees, respectively. As of September 30, 2015, the base management fees accrual was $29,683 and is included in management fees payable in the accompanying Statements of Assets and Liabilities.
Incentive Fees on Income
The incentive fee on income is calculated and payable quarterly in arrears based upon the Company's "pre-incentive fee net investment income" for the immediately preceding quarter, and subject to a hurdle rate, measured quarterly and expressed as a rate of return on adjusted capital at the beginning of the most recently completed calendar quarter, of 1.75% (7.0% annualized), subject to a "catch up" feature, as defined. Expense support and conditional reimbursement of incentive fee on income is payable in any calendar quarter in which pre-incentive fee net investment income does not exceed the hurdle rate of 1.75% on adjusted capital. For any calendar quarter in which pre-incentive fee net investment income is greater than the quarterly hurdle rate, but less than or equal to

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2015
(Unaudited)

2.1875%, the incentive fee on income will equal the amount of pre-incentive fee net investment income in excess of the quarterly hurdle rate. This portion of the incentive fee is referred to as the catch-up and provides an increasing fee, equal to 100% of the pre-incentive fee net investment income, between a 1.75% to a 2.1875% quarterly return on adjusted capital. For any calendar quarter in which the pre-incentive fee net investment income exceeds 2.1875% of adjusted capital, the incentive fee on income will equal 20.0% of pre-incentive fee net investment income. For purposes of this fee, adjusted capital will mean cumulative gross proceeds generated from issuances of the Company's common stock, including its distribution reinvestment plan, reduced for distributions to investors that represent a return of capital and amounts paid for share repurchases pursuant to the Company's share repurchase program. No incentive fees on income have been incurred for the three months and period ended September 30, 2015 .
Incentive Fee on Capital Gains
An incentive fee on capital gains is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement) and will equal 20.0% of our realized capital gains on a cumulative basis from inception, calculated as of the application period, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fees on capital gains.
Organization and Offering Costs
The Company's payment of organization and offering costs (including reimbursement of costs incurred by Griffin Capital and its affiliates) is anticipated to be approximately 1.5% of the gross proceeds from the Offering. If the maximum number of shares of the Offering are sold at $10.00 per share, then approximately $22.5 million of expenses will be incurred. As of September 30, 2015, Griffin Capital and its affiliates incurred organization and offering costs of approximately $369,000 and $1,692,000, respectively. As of December 31, 2014, Griffin Capital and its affiliates incurred organization and offering costs of approximately $322,000 and $778,000, respectively. Until the Company achieved the minimum offering requirement in the Offering, all offering costs were funded by Griffin Capital and its affiliates. On May 1, 2015, the Company raised the minimum offering requirement and became liable, subject to the expense support and conditional reimbursement agreement, to reimburse Griffin Capital and its affiliates for these costs, if and when Griffin Capital and its affiliates submit such costs for reimbursement. Except for this provision in the Investment Advisory Agreement, there is no other agreement regarding the payment of the organization and offering costs incurred by Griffin Capital, or the reimbursement of any organization and offering costs funded by Griffin Capital. The decision to fund the organization and offering costs and the decision to seek reimbursement for such costs is solely at the discretion of Griffin Capital. As a result, the Company may or may not be requested to reimburse any costs funded by Griffin Capital.

Expense Support and Conditional Reimbursement Agreement

On March 25, 2015, the Company and GBA entered into an expense support and conditional reimbursement agreement. Pursuant to the expense support and conditional reimbursement agreement, GBA has agreed to reimburse, or offset such reimbursement against amounts due to GBA, the Company for expenses in an amount that is sufficient to: (i) ensure that no portion of the Company’s distributions to stockholders will be paid from the Company’s Offering proceeds or borrowings, and/or (ii) reduce the Company’s operating expenses until the Company has achieved economies of scale sufficient to ensure that the Company bears a reasonable level of expense in relation to the Company’s investment income. Pursuant to the expense support and conditional reimbursement agreement, the Company may have a conditional obligation to reimburse GBA for any amounts funded by GBA under such agreement if, during any fiscal quarter occurring within three years of the date on which GBA funded such amount, the sum of the Company’s net investment income for tax purposes, net capital gains and the amount of any dividends and other distributions paid to the Company on account of investments in portfolio companies (to the extent not included in net investment income or net capital gains for tax purposes) exceeds the distributions paid by the Company to stockholders. The Company or GBA may terminate the expense support and

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2015
(Unaudited)

conditional reimbursement agreement at any time. GBA has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that the Company bears a reasonable level of expenses in relation to the Company’s income. If the Company terminates the Investment Advisory Agreement with GBA, the Company will be required to repay GBA all reimbursements funded by GBA within three years of the date of termination. The specific amount of expenses reimbursed by GBA, if any, will be determined at the end of each quarter. There can be no assurance that the expense support and conditional reimbursement agreement will remain in effect or that GBA will reimburse any portion of the Company’s expenses in future quarters. As of September 30, 2015, GBA had assumed $1,671,861 of the Company’s operating expenses and other liabilities pursuant to the expense support and conditional reimbursement agreement, which was offset against organizational and offering costs due to GBA. $1,468,978 of this amount is included on the statement of operations as an expense reimbursement, with the excess reflected as a deemed capital contribution on the statement of changes in net assets.

Administrative Services

Griffin Capital BDC Administrator will provide the Company with general ledger accounting, fund accounting and investor relations and other administrative services pursuant to the Administration Agreement, under which Griffin Capital BDC Administrator will also furnish the Company with administrative services necessary to conduct its day-to-day operations. Griffin Capital BDC Administrator will be reimbursed for administrative expenses it incurs on the Company's behalf in performing its obligations. Such costs will be reasonably allocated to the Company on the basis of assets, revenues, time records or other reasonable methods. The Company will not reimburse Griffin Capital BDC Administrator for any services for which it receives a separate fee or for rent, depreciation, utilities, capital equipment or other administrative items allocated to a person with a controlling interest in Griffin Capital BDC Administrator. Pursuant to the Administration Agreement, Griffin Capital BDC Administrator at its sole discretion, may contract with third-party service providers. The cost of the third-party service providers will be an obligation of Griffin Capital BDC Administrator. The Company will not incur the costs from both Griffin Capital BDC Administrator and the third party provider for similar services.
As of September 30, 2015, GBA and Benefit Street had incurred certain expenses related to the Company, including directors fees, insurance expense, professional fees and other general and administrative expenses, of approximately $347,000. GBA and Benefit Street are entitled to reimbursement of these expenses, subject to the limitations imposed under the expense support and conditional reimbursement agreement described above.
Dealer Manager Agreement
The Company executed a dealer manager agreement with the Dealer Manager on December 11, 2014, entitling the Dealer Manager to receive a sales commission based upon gross proceeds from shares sold in the Offering, which is a 7.0% commission of gross proceeds. In addition, the Dealer Manager will receive a dealer manager fee up to 3.0% of gross proceeds from shares sold in the Offering. The Dealer Manager will enter into participating dealer agreements with certain other broker-dealers authorizing them to sell shares of the Company in the Offering. Upon sale of shares of the Company by such broker-dealers, the Dealer Manager will re-allow all of the sales commissions paid in connection with sales made by these broker-dealers. The Dealer Manager may also re-allow to these broker-dealers a portion of the 3.0% dealer manager fee as marketing fees, reimbursement of certain costs and expenses of attending training and education meetings sponsored by the Dealer Manager, payment of attendance fees required for employees of the Dealer Manager or other affiliates to attend retail seminars and public seminars sponsored by these broker-dealers, or to defray other distribution-related expenses. For the three months and period ended September 30, 2015, the Company paid dealer manager fees of $262,302 and $266,802 respectively. For the three months and period ended September 30, 2015, the Company paid sales commissions of $601,224 and $611,724, respectively.

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2015
(Unaudited)

License Agreements
The Company has entered into a license agreement with Griffin Capital under which Griffin Capital has granted the Company a non-exclusive, royalty-free license to use the name "Griffin." The Company has also entered into a license agreement with Benefit Street under which Benefit Street has granted the Company a non-exclusive, royalty-free license to use the name "Benefit Street Partners." Under these agreements, the Company has a right to use the "Griffin" name for so long as GBA or one of its affiliates remains the Company's investment adviser and the "Benefit Street Partners" name for so long as Benefit Street or one of its affiliates remains the Company's investment sub-adviser. Other than with respect to these limited licenses, the Company has no legal right to the "Griffin" or "Benefit Street Partners" names.
Conflicts of Interest
The Company's executive officers and certain of the Company's directors and other finance professionals of Griffin Capital and their affiliates also serve as executives of GBA and Benefit Street. Mr. Shields is the sole director of Griffin Capital. In addition, the Company's executive officers and directors and the members of GBA and members of the investment committee of GBA serve or may serve as officers, directors or principals of entities that operate in the same, or related, line of business as the Company or of investment funds, accounts or other investment vehicles managed by the Company's affiliates. These investment funds, accounts or other investment vehicles may have investment objectives similar to the Company's investment objective. The Company may compete with entities managed by GBA and its affiliates for capital and investment opportunities. As a result, the Company may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by GBA or its affiliates or by members of the investment committee. However, in order to fulfill its fiduciary duties to each of its clients, GBA intends to allocate investment opportunities in a manner that is fair and equitable over time and is consistent with GBA's allocation policy, investment objective and strategies so that the Company is not disadvantaged in relation to any other client.
Benefit Street and its affiliates currently manage a number of investment accounts and private investment funds, including hedge funds, single investor funds, sector specific, asset class specific or geographic specific private investment funds with investment guidelines substantially similar in whole or in part to the Company's investment guidelines and intends to manage additional investment accounts and private investment funds. Certain funds managed by Providence may pursue investment opportunities similar to those that the Company intends to pursue. As a result, the Company may not be provided with the opportunity to fully invest in all investment opportunities available to Providence or Benefit Street and the Company that would be suitable for the Company. To the extent that Providence or Benefit Street is presented with an investment opportunity that would be appropriate for the Company and another fund sub-advised or managed by Providence or Benefit Street, Providence may be faced with a conflict.
As a result of the potential overlap in investment objectives between the Company and certain investment accounts and funds managed by Benefit Street and its affiliates, Benefit Street has adopted an allocation policy governing how such investment opportunities will be allocated. However, to the extent any funds managed by Providence or Benefit Street seek investment opportunities similar to the opportunities the Company seeks, the scope of opportunities otherwise available the Company may be reduced or otherwise adversely affected.
Some of the material conflicts that GBA, Benefit Street or the Dealer Manager or its affiliates may face are (1) competing demand for time of GBA and Benefit Street's executive officers and other key personnel and affiliated entities; and (2) influence of the fee structure under GBA's agreement that could result in actions not necessarily in the long-term best interest of the stockholders.
In an order dated June 23, 2015, the SEC granted exemptive relief permitting the Company, subject to the satisfaction of certain conditions, to co-invest in certain privately negotiated investment transactions with certain affiliates of the Sub-Advisor. Among other things, the relief requires that our independent directors review and approve each initial co-investment. The Company believes this relief has and may continue to enhance its ability to

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2015
(Unaudited)

further its investment objectives and strategy.  The Company believes this relief may also increase favorable investment opportunities for the Company, in part, by allowing it to participate in larger investments, together with the Sub-Advisor’s co-investment affiliates, than would be available to it if it had not obtained such relief.
Note 6. Commitments and Contingencies
Distribution Reinvestment Plan
The Company has implemented a distribution reinvestment plan that allows stockholders to have distributions otherwise distributable to them invested in additional shares of common stock at up to 95.0% of the price that common stock is sold in the Offering at the weekly closing immediately following the distribution payment date. The plan became effective on April 1, 2015. No sales commission or dealer manager fee will be paid on shares sold through the distribution reinvestment plan. The Company may amend or terminate the distribution reinvestment plan for any reason at any time upon ten days' prior written notice to stockholders. For the period ended September 30, 2015, the Company issued 12,248 shares under the DRP. See Note 11, Subsequent Events - Status of Offering, for shares issued pursuant to the DRP at filing. (See Note 11, Subsequent Events, for an update regarding the Amended and Restated Distribution Reinvestment Plan)
Share Repurchase Program
Beginning with the first calendar quarter following the one-year anniversary of the date that the minimum offering requirement was met, or July 1, 2016, and on a quarterly basis thereafter, the Company intends to offer to repurchase common stock on such terms as may be determined by the board of directors in its complete and absolute discretion unless, in the judgment of the independent directors of the board of directors, such repurchases would not be in the best interests of our stockholders or would violate applicable law. However, in the event of the death, disability or bankruptcy of a stockholder, the Company may repurchase such a stockholder's shares prior to the expiration of the one-year restriction discussed above, subject to the discretion of the Company's board of directors. Shares redeemed in connection with the death or disability of a stockholder may be repurchased at a purchase price equal to the price actually paid for such shares. Share repurchases will be limited to the offering proceeds from the shares of common stock issued pursuant to our distribution reinvestment plan. At the discretion of our board of directors, the Company may also use cash on hand, cash available from borrowings and cash from liquidation of securities investments as of the end of the applicable period to repurchase common stock. In addition, the number of shares of common stock to be repurchased in any calendar year will be limited to 10.0% of the weighted average number of shares of common stock outstanding in the prior calendar year, or 2.5% in each quarter, though the actual number of shares of common stock that the Company offers to repurchase may be less in light of the limitations noted above. Shares will be repurchased at a price equal to 90.0% of the current offering price in effect on each date of repurchase.
Note 7. Common Stock
As of September 30, 2015, the Company has issued 1,204,032 shares of common stock outstanding for gross offering proceeds of approximately $11.7 million, including shares issued in the Private Placement and 12,248 shares issued pursuant to the DRP.
Note 8. Net Decrease in Net Assets Resulting from Operations
Basic earnings per share is computed by dividing earnings available to common stockholders by the weighted average number of shares of common stock outstanding during the period. Other potentially dilutive shares, and the related impact to earnings, are considered when calculating earnings per share on a diluted basis. The Company had no potentially dilutive securities as of September 30, 2015.

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2015
(Unaudited)

The following information sets forth the computation of the weighted average basic and diluted net decrease in net assets per share resulting from operations for the three months and period ended September 30, 2015:

	Three Months Ended September 30,	For the period from May 1, 2015 through September 30,
	2015	2015
Basic and diluted
Net decrease in net assets resulting from operations	$(44,618)	$(41,045)
Weighted average common stock outstanding	703,280	315,794
Net decrease in net assets per share resulting from operations	$(0.06)	$(0.13)
The table below shows changes in the Company's offering price and distribution rates since the commencement of the public offering.

Declaration Date	New Public Offering Price	Effective Date	Daily Distribution Amount per share	Annualized Distribution Rate
May 7, 2015	$10.00	May 7, 2015	$0.002055	7.50%
May 27, 2015	$10.00	June 1, 2015	$0.002055	7.50%
June 26, 2015	$10.00	July 1, 2015	$0.002055	7.50%
July 29, 2015	$10.00	August 1, 2015	$0.002055	7.50%
August 12, 2015	$10.00	September 1, 2015	$0.002055	7.50%
September 28, 2015	$10.00	October 1, 2015	$0.002055	7.50%
Note 9. Distributions
As of September 30, 2015, the Company had declared approximately $168,000 in stockholder distributions. Approximately $25,000 and $116,000 were paid in cash or shares issued pursuant to the DRP, respectively. As of September 30, 2015, approximately $26,000 in stockholder distributions were accrued.

Record Date	Payment Date	Distributions Paid in Cash/Accrued	Distributions Paid Through the DRP	Total Distributions Paid/ Accrued
May 31, 2015	June 1, 2015	$1,491	$14,271	$15,762
June 30, 2015	July 1, 2015	2,038	17,217	19,255
July 31, 2015	August 1, 2015	6,409	19,548	25,957
August 31, 2015	September 1, 2015	15,434	28,357	43,791
September 30, 2015	October 1, 2015	26,233	36,963	63,196
		$51,605	$116,356	$167,961

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2015
(Unaudited)

Note 10. Financial Highlights
The following is a schedule of financial highlights for the period ended September 30, 2015:

For the period from May 1, 2015 through September 30, 2015
Per share data:
Net asset value, beginning of period	$—

Results of operations (1)
Net investment income	0.30
Net realized and unrealized depreciation on investments	(0.43)
Net decrease in net assets resulting from operations	(0.13)

Stockholder distributions (1)
Distributions from advisor expense reimbursement	(0.53)
Net decrease in net assets resulting from stockholder distributions	(0.53)

Capital share transactions
Issuance of common stock (2)	9.00
Expense reimbursement contribution	0.64
Net increase in net assets resulting from capital share transactions	9.64

Other (3)	0.02
Net asset value, end of period	$9.00

Shares outstanding at end of period	1,204,032
Total return	2.55%
Ratio/Supplemental data:
Net assets, end of period	10,836,287
Ratio of net investment income to average net assets (4)	3.64%
Ratio of operating expenses to average net assets (4)	(3.53)%
Portfolio turnover rate (5)	0.81%
_____________________
(1) The per share data was derived by using the weighted average shares outstanding during the period.
(2) The issuance of common stock on a per share basis reflects the incremental net asset value changes as a result of the issuance of shares of common stock in the Company's continuous offering.
(3)Includes the impact of different share amounts used in calculating per share data as a result of calculating certain per share data based on weighted average shares outstanding during the period and certain per share data based on shares outstanding as of a period end or transaction date.
(4) For the period ended September 30, 2015, excluding the expense support and conditional reimbursement, the ratio of net investment income and operating expenses to average net assets is (52.14)% and 52.25%, respectively.
(5) Portfolio turnover rate is calculated using the lesser of year-to-date purchases or sales over the average of the invested assets at fair value. Figure is not annualized.

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2015
(Unaudited)

Note 11. Subsequent Events
The Company has evaluated subsequent events through the filing of the Form 10-Q for the quarter ended September 30, 2015 and determined that there have been no events that have occurred that would require adjustments to the Company’s disclosures in the financial statements, except for the following:

Status of Offering

From October 1, 2015 to November 11, 2015, the Company has issued 646,482 shares of common stock, including shares issued pursuant to the DRP. Total gross proceeds from these issuances, including proceeds from shares issued pursuant to the DRP, were $6.5 million.

Amended and Restated Distribution Reinvestment Plan
On November 11, 2015, the Company’s board of directors voted to amend and restate the DRP such that the purchase price for shares of common stock pursuant to the DRP shall be 90% of the price that common stock is sold in the offering at the weekly closing immediately following the distribution payment date. The amended and restated DRP will be effective as of November 26, 2015.  A copy of the amended and restated DRP is attached as Appendix A hereto.

Appointment of Chief Compliance Officer

Effective November 11, 2015, Umar Ehtisham, the Company’s Chief Compliance Officer, resigned from such position.  On November 11, 2015, the Company’s board of directors voted to appoint John Canning as the Company’s Chief Compliance Officer to fill the position vacated by Mr. Ehtisham.

Declaration of December Distribution

On November 11, 2015, the Company's board of directors declared a distribution rate for the month of December of $0.002055 per day per share on the outstanding shares of common stock, representing an annualized distribution rate of 7.5% based on a share price of $10.00, payable to stockholders of record of such shares as shown on the Company's books on each day commencing on December 1, 2015 and continuing through December 31, 2015.

Portfolio Update

The Company made the following investments subsequent to September 30, 2015 (as of November 4, 2015):

GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
NOTES TO FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2015
(Unaudited)

Portfolio Company	Industry	Rate	LIBOR Floor	Maturity	Principal	Amortized Cost
Senior Secured Loans - First Lien
Rue21, Inc.	Apparel/Textiles	L+463	1.00%	10/9/2020	400,000	$350,000
Walgreens Infusion	Healthcare	L+500	1.00%	4/7/2022	498,000	498,000
MyEyeDr	Health Facilities	L+625	1.00%	8/14/2021	31,920	31,920
Total Senior Secured Loans - First Lien						$879,920
Senior Secured Loans - Second Lien
Cirque Du Soleil	Entertainment	L+825	1.00%	6/23/2023	850,918	$839,359
Penton Media, Inc.	Business Services	L+775	1.25%	10/2/2020	750,000	748,125
Physiotherapy Associates, Inc.	Healthcare	L+850	1.00%	6/3/2022	900,000	891,000
Lightsquared	Telecom	L+1100	1.00%	4/15/2020	1,115,000	1,115,000
Hostess Brands Inc.	Food - Wholesale	L+750	1.00%	7/28/2023	350,000	349,562
Total Senior Secured Loans - Second Lien						$3,943,046
Senior Unsecured Debt
Emerald Expo Holdings, Inc.	Business Services	9.00%		6/15/2021	600,000	$601,500
Monitronics International, Inc.	Business Services	9.13%		4/1/2020	600,000	540,638
Total Senior Unsecured Debt						$1,142,138
TOTAL INVESTMENTS						$5,965,104

AMENDED AND RESTATED DISTRIBUTION REINVESTMENT PLAN
OF
GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
Effective as of November 26, 2015
Griffin-Benefit Street Partners BDC Corp., a Maryland corporation (the “Corporation”), hereby adopts the following plan (the “Plan”) with respect to cash distributions declared by its board of directors (the “Board of Directors”) on shares of its common stock, $0.001 par value (“Common Stock”):
1.    Each stockholder of record may enroll in the Plan by providing the Plan Administrator (as defined below) with written notice, except that a stockholder may only participate in the Plan, and issuances of shares of Common Stock to a stockholder under the Plan may only occur, if the Corporation maintains its registration, or an exemption from registration is available, in the stockholder’s state of residence. In addition, a stockholder’s participation in the Plan may be prevented or limited by restrictions imposed by state authorities or regulators. To enroll in the Plan, such stockholder shall notify DST Systems, Inc., the Plan Administrator and the Corporation’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board of Directors for the applicable distribution. If a stockholder elects to enroll in the Plan, all distributions thereafter declared by the Board of Directors shall be payable in shares of Common Stock as provided herein, and no action shall be required on such stockholder’s part to receive a distribution in shares of Common Stock. If a stockholder wishes to receive its distributions in cash, no action is required.
2.    Subject to the Board of Directors’ discretion and applicable legal restrictions, the Corporation intends to authorize and declare ordinary cash distributions on either a weekly, semi-monthly or monthly basis or on such other date or dates as may be fixed from time to time by the Board of Directors to stockholders of record as of the close of business on the record date for the applicable distribution.
3.    The Corporation shall use newly-issued shares of Common Stock to implement the Plan. The number of newly-issued shares of Common Stock to be issued to a stockholder shall be determined by dividing the total dollar amount of the distribution payable to such stockholder by a price equal to 90% of the price at which shares of Common Stock are sold in the Corporation’s public offering at the closing conducted on the day of or immediately following the distribution payment date. There will be no selling commissions, dealer manager fees or other sales charges on shares of Common Stock issued to a stockholder under the Plan. The Corporation shall pay the Plan Administrator’s fees under the Plan.
4.    The Plan Administrator will set up an account for shares of Common Stock acquired pursuant to the Plan for each stockholder who has elected to enroll in the Plan (each a “Participant”). The Plan Administrator may hold each Participant’s shares of Common Stock, together with shares of Common Stock of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. If a Participant’s shares of Common Stock are held by a broker or other financial intermediary, the Participant may “opt in” to the Plan by notifying its broker or other financial intermediary of its election and such election shall become effective upon receipt by the Plan Administrator of appropriate notification from the broker or other financial intermediary.
5.    Distributions on fractional shares of Common Stock will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the current offering price of shares of Common Stock in effect at the time of termination.
6.    Shares of Common Stock issued pursuant to the Plan will have the same voting rights as shares of Common Stock issued pursuant to the Corporation’s public offering. The Plan Administrator will forward to each Participant any Corporation-related proxy solicitation materials and each Corporation report or other communication to stockholders, and will vote any shares of Common Stock held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Corporation.

Appendix A
A-1

7.    In the event that the Corporation makes available to its stockholders rights to purchase additional shares of Common Stock or other securities, shares of Common Stock held by the Plan Administrator for each Participant under the Plan will be used in calculating the number of rights to be issued to the Participant. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split or corporate action.
8.    The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Corporation. Except as otherwise described herein, there will be no brokerage charges or other charges to stockholders who participate in the Plan.
9.    Each Participant may terminate his, her or its account under the Plan by sending written notice to the Plan Administrator at Griffin-Benefit Street Partners BDC Corp., c/o DST Systems, Inc., P.O. Box 219133, Kansas City, Missouri 64121-9133, or calling Griffin Capital Advisor Services Department at (888) 926-2688. Such termination will be effective immediately if the Participant’s notice is received by the Plan Administrator at least two days prior to any distribution record date; otherwise, such termination will be effective only with respect to any subsequent distribution. The Plan may be terminated by the Corporation upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any distribution by the Corporation. Upon termination, the Plan Administrator will credit the Participant’s account for the full shares of Common Stock held for the Participant under the Plan and a cash adjustment for any fractional shares of Common Stock to be delivered to the Participant without charge to the Participant. If a Participant elects by his, her or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his, her or its shares of Common Stock and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commission from the proceeds.
10.    These terms and conditions may be amended or supplemented by the Corporation at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his, her or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Corporation will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of Common Stock held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.
11.    The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under the Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors, unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.
12.    These terms and conditions shall be governed by the laws of the State of Maryland.

Appendix A
A-2